Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Source Financial, Inc. (the "Company") on Form 10-K for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugh Evans, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2013

/s/ Hugh Evans
Hugh Evans
Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)